EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Gabriel Battista, Chief Executive Officer of Talk America Holdings, Inc.(the "Company"), have reviewed the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 and, based on the inquiries I have made or caused to be made in the fulfillment of my responsibilities as the Chief Executive Officer of Talk America Holdings, Inc., I hereby certify that:

     (i) the Talk America Holdings, Inc. Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operation of Talk America Holdings, Inc.

This certificate is being made for the exclusive purpose of compliance by the Chief Executive Officer of Talk America Holdings, Inc. with the requirements of
Section 906 of the Sarbanes-Oxley Act of 2002, and may not be used for any other purposes.

/s/  Gabrial  Battista
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Gabriel  Battista
Chief  Executive  Officer
August  13,  2002